SUPPLEMENT TO THE PROSPECTUSES OF
ALLSPRING MANAGED ACCOUNT
For the Allspring CoreBuilder Shares - Series CP
Allspring CoreBuilder Shares - Series EM
Allspring CoreBuilder Shares - Series EPI
Allspring CoreBuilder Shares - Series SP
(each a “Fund”)

Effectively immediately, the following sentence is added to the section entitled “Distributions”:

The Fund’s net investment income and net capital gains distributions will be paid only in cash and will not be reinvested in additional Fund shares.

April 28, 2025	SUP4903 04-25